UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2025

Academy Sports and Outdoors, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39589	85-1800912
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation )	File No.)	Identification No.)

1800 North Mason Road
Katy, Texas 77449
(Address of principal executive offices including Zip Code)

(281) 646-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ASO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year

On March 6, 2025, the Board of Directors (the “Board”) of Academy Sports and Outdoors, Inc. (the “Company”) amended and restated, effective immediately, the amended and restated bylaws of the Company (the “Bylaws” and, as so further amended and restated, the “Amended and Restated Bylaws”) to reflect the amendments summarized below.

Specifically, the Amended and Restated Bylaws amend Section 3.05, which includes language relating to board vacancies, and Section 9.01, which includes the voting standard for Bylaw amendments by stockholders, in each case, to instead refer to the relevant language in the Amended and Restated Certificate of Incorporation of the Company (the “Certificate”). The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events

The Board approved the Amended and Restated Bylaws in advance of the Company’s 2025 Annual Meeting of Stockholders (“2025 Annual Meeting”), at which the Company intends to seek stockholder approval of various management proposals, including, among other things, proposals to amend the Certificate to (i) declassify the Board by 2028 by phasing in annual director elections starting with the Company’s 2026 Annual Meeting of Stockholders; and (ii) remove the supermajority voting requirements for stockholders to amend certain Certificate provisions and the Bylaws. The details of the proposed amendments are expected to be disclosed in the Company’s definitive proxy statement for its 2025 Annual Meeting, to be filed with the Securities and Exchange Commission (the “SEC”) within 120 days of the Company’s fiscal year end.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current expectations and are not guarantees of future performance. Words such as “outlook,” “guidance,” “anticipates,” “assume,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “future,” “will,” “seeks,” “foreseeable,” or the negative version of these words or other comparable words or similar expressions are used to identify these forward-looking statements. In particular, forward-looking statements include, but are not limited to, statements we make about the Company’s upcoming 2025 Annual Meeting and potential proposals we intend to submit for a stockholder vote at the 2025 Annual Meeting. Actual results may differ materially from these expectations due to changes in global, regional, or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the Company’s control. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended February 1, 2025 under the caption “Risk Factors,” as may be updated from time to time in our periodic filings with the SEC. Any forward-looking statement in these materials speaks only as of the date released. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of Academy Sports and Outdoors, Inc.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADEMY SPORTS AND OUTDOORS, INC.

March 7, 2025	By:	/s/	Rene G. Casares
	Name:	Rene G. Casares
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary
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